UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2007

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
Avid Technology Park, One Park West, Tewksbury, MA (Address of Principal Executive Offices)		01876 (Zip Code)
Registrant's telephone number, including area code: (978) 640-6789
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 1, 2007, Avid Technology, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2007, Paul J. Milbury, Vice President and Chief Financial Officer of the Company, notified the Company of his intention to resign his position effective March 2, 2007 to pursue a career opportunity with a private company. Joel Legon, Vice President and Corporate Controller of the Company, will become Acting Chief Financial Officer and Principal Financial Officer effective March 2, 2007 with an annual base salary of $275,000. He will also be eligible to receive an annual bonus equal to 50% of his base salary. In addition, in connection with his service as Acting Chief Financial Officer, Mr. Legon will receive an additional one-time cash bonus of $100,000. Mr. Legon will continue to also serve as the Company’s Principal Accounting Officer.

Mr. Legon, 56, joined the Company in March 2006 as Vice President and Corporate Controller. From January 1998 through March 2006, he served in several finance roles at Parametric Technology Corporation, the most recent position being Senior Vice President of Finance and Corporate Controller. Prior to that, Mr. Legon held finance positions at Computervision, Inc., NEC Corporation of America, Chesebrough Ponds USA Co. and Richardson-Vicks Inc.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1	Press Release issued by the Registrant on February 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2007	AVID TECHNOLOGY, INC. (Registrant)
	By:	/s/ Paul J. MIlbury Paul J. Milbury Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by the Registrant dated February 1, 2007.

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